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                                                                    EXHIBIT 23.1

                       [ARTHUR ANDERSEN LLP LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 24, 1999 included in Key Production Company, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.


                                         /s/ ARTHUR ANDERSEN LLP
                                         -----------------------
                                             ARTHUR ANDERSEN LLP

Denver, Colorado
July 23, 1999
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